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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   August 28, 2007

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

         Nevada                      000-50944                   84-156582
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(State or other jurisdiction  (Commission File Number)          IRS Employer
of incorporation)                                            Identification No.)

          408 Bloomfield Drive, Unit #3, West Berlin, New Jersey 08091
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (856) 767-5661
                                                     ----------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
The Company and the two funds ("Funds") which had invested in the private placement pursuant to the Company's terminated relationship with Westor Capital Group, Inc. have mutually agreed upon a termination of their investments by rescission. The Company had tendered the funds invested, together with interest, on August 1, 2007 and since that date the parties have been engaged in discussions for a mutually-agreed rescission. Under the terms of the settlement, the Funds may reinvest the amounts which they invested in the private placement, $250,000 and $150,000 respectively, by the exercise of certain warrants mirroring those in the private placement documents. In addition, the Funds have received the same number of other common stock purchase warrants as provided by the investment documents but without certain prior provisions (e.g., anti-dilution). The Company has agreed to include the shares of common stock underlying the various warrants in its soon-to-be-filed Registration Statement (covering the securities to be distributed by the Liquidation Trusts formed upon the acquisitions of the assets of Carbon Recovery Corporation and Mobilestream Oil, Inc.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES
On August 28, 2007, pursuant to the terms of the mutually agreed rescission with the two Funds which had invested in the private placement, the Company issued them 400,000 Common Stock Purchase Warrants, 250,000 and 150,000 respectively, exercisable at $.80 per share of Common Stock, equal to the original exercise price in the private placement documents. In addition, the Company issued them 400,000 Common Stock Purchase Warrants, again 250,000 and 150,000 respectively, exercisable in thirds at the same increasing prices as in the private placement documents: 83,333 warrants and 50,000 warrants respectively exercisable at $1.65 per share; 83,333 warrants and 50,000 warrants respectively exercisable at $1.85 per share;, and 83,334 warrants and 50,000 warrants respectively exercisable at $2.00 per share. The warrants expire on December 31, 2009.

ITEM 8.01         OTHER EVENTS
The Company has decided to seek a listing for its Common Stock on the American Stock Exchange. The Company has retained a consultant to advise it in that connection, has met with a Specialist and reached a preliminary understanding, and has met with representatives of the Exchange. To strengthen its financial condition so that it will qualify for listing, the Company has retained a broker-dealer to conduct a private placement of $4,000,000 to $8,000,000. The Company anticipates filing its listing application in the near future.


                                    SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 31, 2007                            GLOBAL RESOURCE CORPORATION


                                           By: /s/ Frank G. Pringle, President
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